July 2002

Dear TANAKA Growth Fund Shareholder,

This is the most difficult stock market I have seen in over 25 years in the business of investment management. The recent declines are unusual not only because of their severity peak to trough from March 2000 to July 23, 2002 (-75% on the NASDAQ, -63% on the Russell 3000 All-Cap Growth Index and -48% on the S&P
500) but also because coming out of the last 13 recessions since 1938, the stock market has risen by double digit percentages, not declined by double digit percentages as this market has. In a most unusual way, it appears that the stock market has temporarily de-linked from the economy and interest rates as investors have lost confidence due to accounting fraud and executive malfeasance on the part of a few corporate managements such as those at Enron and Worldcom.

We believe that the stock market will come back into proper valuation alignment with the real economy and interest rates as a result of a rally in stocks rather than due to the economy plunging back into a recession. This is based on the very low levels of inflation and interest rates (lowest in 40 years) that are boosting demand for housing and autos as well as corporate cash flow. Valuation models show the stock market to be 30-40% undervalued versus bonds, implying an upside in a recovery of up to 40-65% from current levels. On this basis, the market has not been this undervalued since the late 1970's and is primed, we believe, for a rebound as soon as investors sense that the worst is behind us on the corporate scandals front. The rebound could occur just as suddenly and start with as little warning as the decline, given the non-economic nature of the collapse. This would then set the stage for the next multi-year economic expansion driven by rising productivity gains and continued low inflation.

INVESTMENT STRATEGIES

Last year we positioned the Fund to benefit from an economic recovery only to be interrupted by the events of 9/11. With the Federal Reserve providing liquidity following 9/11, we felt it appropriate to maintain our weightings of roughly half in pro-cyclical technology stocks and half in more defensive healthcare, financial and other Growth positions. Unfortunately, the most recent market decline took down most Growth stocks including our more defensive healthcare investments in the specialty pharmaceuticals area as well as the technology sector. This is because the crisis in confidence has caused many investors to shun long term growth and focus only on the near term. Growth stocks have underperformed Value stocks by 50% in a little over two years, setting up an opportunity we believe for the Growth sector to outperform significantly during the next few years.

We will continue to hold small, mid and large cap technology names because we believe they will benefit from a near term rebound and over the longer term from continuously improving technologies that will result in faster, better and cheaper products and services and critically needed labor productivity gains for the corporate sector. We remain committed to healthcare, which became oversold during the last few months on concerns over government prescription drug programs that might lead to increased controls over the healthcare industry. We believe that pharmaceutical, medical equipment and health services companies delivering cost effective solutions, greater value and better outcomes will grow rapidly at a time when demand will rise demographically for healthcare with the aging of American society - particularly the Baby Boomers. Over time we will move to gradually diversify further into sectors outside of technology and healthcare which will reduce portfolio volatility. We are focusing on consumer, financial, publishing and other areas.

Just as our research projected a demographically-based Bull Market in the early 80's, our most recent work suggests that investors will be surprised by a secular rise in productivity growth, which may produce even lower inflation, lower interest rates and higher P/E's on stocks over the next several years. Fed Chairman Greenspan has mentioned these trends on several occasions, so we anticipate that the Fed will be appropriately accommodative. We feel that once investors get through the process of discounting the remaining corporate accounting problems, the stock market could move considerably higher, and the oversold Growth and technology stocks may well be among the leaders. While it was extraordinarily difficult to see this recent market crash coming, we believe that we have taken our lumps and that it is best to remain patient and be positioned to fully benefit from the recovery.

Very truly yours,



Graham Y. Tanaka, CFA

The TANAKA Growth Fund is offered by prospectus only. You should read the prospectus before investing to ensure the Fund is appropriate for your goals and risk tolerance. Past performance does not guarantee future results. The prospectus contains important information about the Fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses. To obtain a copy of the prospectus please call 1-877-482-6252.

The TANAKA Growth Fund is distributed by Unified Financial Securities, Inc.



         Tanaka Growth Fund  Russell 2000       S&P 500         NASDAQ
           10000                10000           10000           10000
  Feb-99    9470                9540            10072           10562
  May-99    9930                10711           10624           11416
  Aug-99   10560                10485           10810           12667
  Nov-99   13050                11159           11406           15437
  Feb-00   20990                14241           11607           21737
  May-00   16980                11773           11737           15746
  Aug-00   19470                13333           12574           19483
  Nov-00   14380                11094           10925           12040
  Feb-01   12582                11842           10332           9979
  May-01   12089                12443           10499           9795
  Aug-01   10973                11782           9508            8386
  Nov-01   10953                11628           9591            8974
  Feb-02   10581                11883           9350            8055
  May-02    9846                12380           9044            7524

Past performance does not guarantee future results.
The Fund is a non-diversified fund. The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities. ___ Please read the prospectus carefully before investing as it contains important information, including information about the risk factors associated with the Fund. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions. As a result, an investor's shares when redeemed may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance shown for Class R shares included a period of generally favorable market conditions that are likely not sustainable. The S&P 500, Russell 2000 and NASDAQ indices are unmanaged and it is therefore not possible to invest directly in them. The performance of the Fund's Class R shares will differ from that of the Fund's Class A shares and Class B shares due to differing sales charge structures and expenses. The inception date for the Fund's Class A shares was 11/9/00. A $10,000 investment as of that date in the Fund's Class A shares would be worth $5,388, or $5,641 without the effect of the 4.5% maximum sales charge, as of 5/31/02. The inception date for the Class B shares was 12/31/99. A $10,000 investment on the inception date would be worth $5,608, or $5,903 without the effect of the maximum deferred sales charge (which is 5% during the first year, declines to 1% in the sixth year and is eliminated thereafter), as of 5/31/02.

------------------------------ --------------------------- ------------------------ -------------------------- ---------------
Class R Shares*
                    Six Months                 One Year                Total Return              Avg. Annual Total Return
                   Total Return              Total Return             Since Inception                 Since Inception
                11/30/01 - 5/31/02         5/31/01 - 5/31/02        12/30/98 - 5/31/02              12/30/98 - 5/31/02
TANAKA Class R      -10.10%                    -18.55%                    -1.54%                          -0.45%
S&P 500              -5.70%                    -13.86%                    -9.56%                          -2.90%
Russell 2000         +6.46%                     -0.50%                   +23.80%                          +6.44%
NASDAQ              -16.15%                    -23.18%                   -24.76%                          -7.98%
------------------------------ --------------------------- ------------------------ -------------------------- ---------------

------------------------------ ---------------------------- ----------------------- ----------------------------- ------------
Class B Shares*
                     Six Months                  One Year                 Total Return          Avg. Annual Total Return
                    Total Return               Total Return             Since Inception              Since Inception
                11/30/01 - 5/31/02         5/31/01 - 5/31/02          12/31/99 - 5/31/02           12/31/99 - 5/31/02
TANAKA Class B       -14.93%                   -22.98%                    -43.92%                       -21.26%
TANAKA Class B
(excluding CDSC)     -10.45%                   -18.92%                    -40.97%                       -19.58%
S&P 500               -5.70%                   -13.86%                    -25.12%                       -11.29%
Russell 2000          +6.46%                    -0.50%                     -0.34%                        -0.14%
NASDAQ               -16.15%                   -23.18%                    -60.04%                       -31.62%
------------------------------ ---------------------------- ----------------------- ----------------------------- ------------

-------------------------------- ----------------------- ---------------------------- --------------------------- ------------
Class A Shares*
                    Six Months               Total Return                 Total Return            Avg. Annual Total Return
                   Total Return             Since Inception             Since Inception                Since Inception
                11/30/01 - 5/31/02         5/31/01 - 5/31/02           11/09/00 - 5/31/02            11/09/00 - 5/31/02
TANAKA Class A       -14.20%                   -22.26%                      -46.12%                       -32.74%
TANAKA Class A
(excluding sales
 charge)             -10.13%                   -18.60%                      -43.59%                       -30.73%
S&P 500               -5.70%                   -13.86%                      -22.17%                       -14.88%
Russell 2000          +6.46%                    -0.50%                       +0.57%                        +0.36%
NASDAQ               -16.15%                   -23.18%                      -49.26%                       -35.34%
-------------------------------- ----------------------- ---------------------------- --------------------------- ------------

* In compliance with SEC guidelines, these results include maximum sales charges and show returns for each of the required periods with capital gains and dividend distributions reinvested. Class B shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of up to 5% if redeemed the first year of the purchase and an annual 12b-1 fee of 1.00%. Class A shares are sold with a maximum initial sales charge of 4.5%.

While it is anticipated that the Fund will diversify its investments across a range of industries, certain sectors (such as the technology sector) are likely to be overweighted compared to others because the Fund's advisor seeks the best investment values regardless of sector. One of the risks associated with an overweighting in any sector is that a weakness in this sector could result in significant losses to the Fund.

For a prospectus and more information, including charges and expenses, call toll free 1-877-4-TANAKA. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member NASD, SIPC.

TANAKA Growth Fund
Schedule of Investments - May 31, 2002 - (Unaudited)

Common Stocks - 97.5%                                           Shares                       Value

Commercial Physical & Biological Research - 1.4%
Affymetrix, Inc. (a)                                                2,630                       $ 62,989
                                                                                        -----------------
Computer Peripheral Equipment - 2.1%
Rainbow Technologies, Inc. (a)                                     16,300                         94,540
                                                                                        -----------------
Computer Programming Services - 2.5%
Amdocs Ltd. (a)                                                     6,150                        114,390
                                                                                        -----------------
Electronic & Other Electrical Equipment & Components - 1.8%
General Electric Co.                                                2,625                         81,743
                                                                                        -----------------
Electronic Computers - 1.5%
Dell Computer Corp. (a)                                             2,525                         67,796
                                                                                        -----------------
Federal & Federally Sponsored Credit Agencies - 1.1%
Federal National Mortgage Association                                 625                         50,006
                                                                                        -----------------
Health & Accident Insurance - 2.6%
AFLAC, Inc.                                                         3,770                        121,243
                                                                                        -----------------
Laboratory Apparatus & Furniture - 0.8%
Newport Corp.                                                       2,015                         35,545
                                                                                        -----------------
Measuring & Controlling Devices - 3.6%
Veeco Instruments, Inc. (a)                                         5,670                        165,229
                                                                                        -----------------
Miscellaneous Shopping Goods Stores - 1.3%
Staples, Inc. (a)                                                   2,830                         59,656
                                                                                        -----------------
Oil & Gas Field Exploration Services - 0.7%
Seitel, Inc. (a)                                                   12,670                         32,435
                                                                                        -----------------
Pharmaceutical Preparations - 26.8%
Barr Laboratories, Inc. (a)                                           500                         33,270
Biovail Corp. (a)                                                  12,665                        409,966
K-V Pharmaceutical Co. - Class A (a)                               22,112                        706,478
Pfizer, Inc.                                                        2,150                         74,390
                                                                                        -----------------
                                                                                               1,224,104
                                                                                        -----------------
Photographic Equipment & Supplies - 3.0%
Concord Camera Corp. (a)                                           20,275                        139,897
                                                                                        -----------------
Prepackaged Software - 4.1%
Business Objects S.A. (a) (c)                                       6,550                        186,872
                                                                                        -----------------
Radio & TV Broadcasting & Communications Equipment - 2.0%
QUALCOMM, Inc.  (a)                                                 2,862                         90,554
                                                                                        -----------------

TANAKA Growth Fund
Schedule of Investments - May 31, 2002 - (Unaudited) - continued

Common Stocks - 97.5% - continued                               Shares                       Value

Radio Telephone Communications - 0.9%
NEXTEL Communications, Inc. - Class A  (a)                          8,505                       $ 41,334
                                                                                        -----------------
Search, Detection, Navigation, Guidance Systems - 5.7%
FLIR Systems, Inc. (a)                                              5,895                        260,854
                                                                                        -----------------
Security Brokers, Dealers & Flotation Companies - 4.9%
MFC Bancorp Ltd. (a)                                               22,965                        225,746
                                                                                        -----------------
Semiconductors & Related Devices - 8.0%
Intel Corp.                                                         8,400                        232,008
Three-Five Systems, Inc. (a)                                       11,130                        133,560
                                                                                        -----------------
                                                                                                 365,568
                                                                                        -----------------
Services, Computer Integrated Systems Design - 1.2%
Scientific Games Corp. - Class A (a)                                6,400                         54,400
                                                                                        -----------------
Services, Medical Laboratories - 1.4%
Quest Diagnostics, Inc. (a)                                           725                         63,380
                                                                                        -----------------
Services, Prepackaged Software - 1.1%
Phoenix Technologies Ltd. (a)                                       3,800                         48,260
                                                                                        -----------------
Special Industry Machinery Manufacturing - 16.1%
Applied Materials, Inc. (a)                                           900                         19,962
ASML Holdings N.V. (a) (c)                                         10,245                        189,942
Novellus Systems, Inc. (a)                                         12,400                        526,752
                                                                                        -----------------
                                                                                                 736,656
                                                                                        -----------------
Telephone & Telegraph Apparatus - 2.9%
ADC Telecommunications, Inc. (a)                                   11,095                         37,168
Ditech Communications Corp. (a)                                    32,005                         95,695
                                                                                        -----------------
                                                                                                 132,863
                                                                                        -----------------
TOTAL  COMMON  STOCKS  (Cost $6,232,004)                                                       4,456,060
                                                                                        -----------------
                                                                       Principal
                                                                Amount                       Value
Money Market Securities - 2.1%
Huntington Money Fund - Investment A 0.81% (b)
  (Cost $94,879)                                                   94,879             $           94,879
                                                                                        -----------------

TOTAL INVESTMENTS - 99.6% (Cost $6,326,883)                                                    4,550,939
                                                                                        -----------------
Other assets less liabilities - 0.4%                                                              18,886
                                                                                        -----------------
TOTAL NET ASSETS - 100.0%                                                                    $ 4,569,825
                                                                                        =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at May 31, 2002.
(c) American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Tanaka Growth Fund
Statement of Assets and Liabilities
May 31, 2002 (Unaudited)

Assets
Investments in securities, at value (cost $6,326,883)                                                  $ 4,550,939
Interest receivable                                                                                             80
Dividends receivable                                                                                           705
Receivable for fund shares sold                                                                              1,000
Due from advisor                                                                                            53,442
                                                                                                    ---------------
     Total assets                                                                                        4,606,166
                                                                                                    ---------------

Liabilities
Accrued 12b-1 fees                                                                                           6,510
Other payables and accrued expenses                                                                         29,831
                                                                                                    ---------------
     Total liabilities                                                                                      36,341
                                                                                                    ---------------

Net Assets                                                                                             $ 4,569,825
                                                                                                    ===============

Net Assets consist of:
Paid in capital                                                                                          6,593,820
Accumulated net investment income (loss)                                                                   (42,816)
Accumulated net realized gain (loss) on investments                                                       (205,235)
Net unrealized appreciation (depreciation) on investments                                               (1,775,944)
                                                                                                    ---------------

Net Assets                                                                                             $ 4,569,825
                                                                                                    ===============

Class A:
Net Assets value per share ($244,031 / 24,771)                                                              $ 9.85
                                                                                                    ===============

 Maximum offering price per share ($9.85 / 95.5%)                                                          $ 10.31
                                                                                                    ===============

Minimum redemption price per share ($9.85 x 99%)                                                            $ 9.75
                                                                                                    ===============

Class B:
Net Assets value per share ($1,096,198 / 112,218)                                                           $ 9.77
                                                                                                    ===============

Maximum offering price per share ($9.77 / 95%)                                                             $ 10.28
                                                                                                    ===============

Class R:
Net Assets value,
   and redemption price per share ($3,229,596 / 329,962)                                                    $ 9.79
                                                                                                    ===============
See accompanying notes which are an integral part of these financial statements.

Tanaka Growth Fund
Statement of Operations
Six months ended May 31, 2002 (Unaudited)

Investment Income
Dividend income                                                                                           $ 2,730
Interest income                                                                                             1,670
                                                                                                    --------------
  Total Income                                                                                              4,400
                                                                                                    --------------

Expenses
Investment advisor fee                                                                                     24,664
12b-1 fee                                                                                                  10,250
Administration expenses                                                                                    15,002
Auditing expenses                                                                                           8,950
Custodian expenses                                                                                          3,168
Fund accounting expenses                                                                                   13,501
Insurance expenses                                                                                          1,912
Legal expenses                                                                                             27,003
Pricing expenses                                                                                            1,285
Registration expenses                                                                                       7,328
Printing expenses                                                                                             692
Transfer agent expenses                                                                                    25,090
Miscellaneous expenses                                                                                      3,800
                                                                                                    --------------
  Total Expenses                                                                                          142,645
Reimbursed expenses                                                                                       (95,429)
                                                                                                    --------------
Total operating expenses                                                                                   47,216
                                                                                                    --------------
Net Investment Income (Loss)                                                                              (42,816)
                                                                                                    --------------


Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                                        (145,786)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                              (345,494)
                                                                                                    --------------
Net realized and unrealized gain (loss) on investment securities                                         (491,280)
                                                                                                    --------------
Net increase (decrease) in net assets resulting from operations                                        $ (534,096)
                                                                                                    ==============
See accompanying notes which are an integral part of these financial statements.

Tanaka Growth Fund
Statement of Changes In Net Assets
                                                                                           Period ended        For the
                                                                                           May 31, 2002      year ended
Increase (Decrease) in Net Assets                                                          (Unaudited)      Nov. 30, 2001
                                                                                          ---------------   --------------
Operations
  Net investment income (loss)                                                                 $ (42,816)       $ (78,382)
  Net realized gain (loss) on investment securities                                             (145,786)         (38,840)
  Change in net unrealized appreciation (depreciation)                                          (345,494)      (1,225,912)
                                                                                          ---------------   --------------
  Net increase (decrease) in net assets resulting from operations                               (534,096)      (1,343,134)
                                                                                          ---------------   --------------

Distributions - Class R
  From net realized gain                                                                               -          (20,609)
                                                                                          ---------------   --------------

Share Transactions - Class A
   Net proceeds from sale of shares                                                                4,100          428,297
   Shares redeemed                                                                                (6,917)        (223,938)
                                                                                          ---------------   --------------
                                                                                                  (2,817)         204,359
                                                                                          ---------------   --------------
Share Transactions - Class B
   Net proceeds from sale of shares                                                              284,128          706,107
   Shares redeemed                                                                               (57,658)               -
                                                                                          ---------------   --------------
                                                                                                 226,470          706,107
                                                                                          ---------------   --------------
Share Transactions - Class R
   Net proceeds from sale of shares                                                              323,025        1,050,006
   Shares issued in reinvestment of dividends                                                          -           19,443
   Shares redeemed                                                                              (243,591)        (141,715)
                                                                                          ---------------   --------------
                                                                                                  79,434          927,734
                                                                                          ---------------   --------------
  Net increase (decrease) in net assets resulting
     from share transactions                                                                     303,087        1,838,200
                                                                                          ---------------   --------------
Total Increase (Decrease) in Net Assets                                                         (231,009)         474,457
                                                                                          ---------------   --------------

Net Assets
  Beginning of period                                                                          4,800,834        4,326,377
                                                                                          ---------------   --------------
  End of period [including accumulated net
    investment income (loss) of  $(42,816) and $0, respectively]                             $ 4,569,825      $ 4,800,834
                                                                                          ===============   ==============

Capital Share Transactions - A Shares
  Shares sold                                                                                        362           30,977
  Shares issued in reinvestment of distributions                                                       -                -
  Shares repurchased                                                                                (633)         (24,153)
                                                                                          ---------------   --------------

  Net increase (decrease) from capital transactions                                                 (271)           6,824
                                                                                          ===============   ==============

Capital Share Transactions - B Shares
  Shares sold                                                                                     25,541           59,498
  Shares issued in reinvestment of distributions                                                       -                -
  Shares repurchased                                                                              (5,259)               -
                                                                                          ---------------   --------------

  Net increase (decrease) from capital transactions                                               20,282           59,498
                                                                                          ===============   ==============

Capital Share Transactions - R Shares
  Shares sold                                                                                     28,121           83,939
  Shares issued in reinvestment of distributions                                                       -            1,388
  Shares repurchased                                                                             (21,826)         (12,188)
                                                                                          ---------------   --------------

  Net increase (decrease) from capital transactions                                                6,295           73,139
                                                                                          ===============   ==============
See accompanying notes which are an integral part of these financial statements.

Tanaka Growth Fund - Class A
Financial Highlights                                                    For the               For the               For the
                                                                     period ended           year ended          period Nov. 9,
                                                                     May 31, 2002    (c)     Nov. 30,          2000 (d) through
                                                                      (Unaudited)              2001              Nov. 30, 2000
                                                                   ------------------    ------------------    ------------------
Selected Per Share Data
Net asset value, beginning of period                                         $ 10.96               $ 14.38               $ 17.46
                                                                   ------------------    ------------------    ------------------
Income from investment operations
  Net investment income (loss)                                                 (0.09)                (0.19)                (0.01)
  Net realized and unrealized gain (loss)                                      (1.02)                (3.23)                (3.07)
                                                                   ------------------    ------------------    ------------------
Total from investment operations                                               (1.11)                (3.42)                (3.08)
                                                                   ------------------    ------------------    ------------------
Less Distributions to shareholders:
  From net investment income                                                    0.00                  0.00                  0.00
  From net realized gain                                                        0.00                  0.00                  0.00
                                                                   ------------------    ------------------    ------------------
Total distributions                                                             0.00                  0.00                  0.00
                                                                   ------------------    ------------------    ------------------

Net asset value, end of period                                                $ 9.85               $ 10.96               $ 14.38
                                                                   ==================    ==================    ==================

Total Return                                                             (10.13)(b)            (23.78)%              (17.64)(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                           $ 244                  $274                  $262
Ratio of expenses to average net assets                                   1.75% (a)             1.75%                 1.00%  (a)
Ratio of expenses to average net assets
   before waiver & reimbursement                                          6.29% (a)             5.02%                 1.00%  (a)
Ratio of net investment income to
   average net assets                                                     (1.58)(a)           (1.55)%               (0.73)%  (a)
Ratio of net investment income to
   average net assets before waiver & reimbursement                       (6.12)(a)           (4.82)%               (0.73)%  (a)
Portfolio turnover rate                                                   8.15%                24.24%                21.86%

(a)  Annualized.
(b)  For periods of less than a full year, total return is not annualized.
(c)  For the period December 1, 2001 to May 31, 2002.
(d)  For the period November 9, 2000 (Commencement of Operations) to November 30, 2000.

See accompanying notes which are an integral part of these financial statements.

Tanaka Growth Fund - Class B
Financial Highlights                                                 For the              For the              For the
                                                                   period ended          year ended         period Dec. 31,
                                                                   May 31, 2002   (c)     Nov. 30,         1999 (d) through
                                                                   (Unaudited)              2001            Nov. 30, 2000
                                                                 -----------------    -----------------    -----------------
Selected Per Share Data
Net asset value, beginning of period                                     $ 10.91              $ 14.36              $ 16.03
                                                                 -----------------    -----------------    -----------------
Income from investment operations
  Net investment income (loss)                                             (0.13)               (0.26)               (0.30)
  Net realized and unrealized gain (loss)                                  (1.01)               (3.19)               (1.37)
                                                                 -----------------    -----------------    -----------------
Total from investment operations                                           (1.14)               (3.45)               (1.67)
                                                                 -----------------    -----------------    -----------------
Less Distributions to shareholders:
  From net investment income                                                0.00                 0.00                 0.00
  From net realized gain                                                    0.00                 0.00                 0.00
                                                                 -----------------    -----------------    -----------------
Total distributions                                                         0.00                 0.00                 0.00
                                                                 -----------------    -----------------    -----------------

Net asset value, end of period                                            $ 9.77              $ 10.91              $ 14.36
                                                                 =================    =================    =================

Total Return                                                             (10.45)(b)           (24.03)%             (10.42)(b)

Ratios and Supplemental Data
Net assets, end of period (000)                                          $ 1,096               $1,003                 $472
Ratio of expenses to average net assets                                     2.50% (a)            2.50%                2.50%  (a)
Ratio of expenses to average net assets
   before waiver & reimbursement                                            6.39% (a)            5.25%                7.94%  (a)
Ratio of net investment income to
   average net assets                                                      (2.31) (a)          (2.27)%              (2.08)%  (a)
Ratio of net investment income to
   average net assets before waiver & reimbursement                        (6.20) (a)          (5.03)%              (7.51)%  (a)
Portfolio turnover rate                                                     8.15%               24.24%               21.86%

(a)  Annualized.
(b)  For periods of less than a full year, total return is not annualized.
(c)  For the period December 1, 2001 to May 31, 2002.
(d)  For the period December 31, 1999 (Commencement of Operations) to November 30, 2000.

See accompanying notes which are an integral part of these financial statements.

Tanaka Growth Fund - Class R
Financial Highlights                                       For the           For the            For the            For the
                                                        period ended        year ended         year ended      period Dec. 30,
                                                        May 31, 2002   (c)   Nov. 30,           Nov. 30,      1998 (d) through
                                                         (Unaudited)           2001               2000         Nov. 30, 1999
                                                       ----------------   ---------------    ---------------   ---------------
Selected Per Share Data
Net asset value, beginning of period                          $ 10.89           $ 14.38            $ 13.05           $ 10.00
                                                       ----------------   ---------------    ---------------   ---------------
Income from investment operations
  Net investment income (loss)                                  (0.09)            (0.18)             (0.24)            (0.08)
  Net realized and unrealized gain (loss)                       (1.01)            (3.23)              1.57              3.13
                                                       ----------------   ---------------    ---------------   ---------------
Total from investment operations                                (1.10)            (3.41)              1.33              3.05
                                                       ----------------   ---------------    ---------------   ---------------
Less Distributions to shareholders:
  From net investment income                                     0.00                                 0.00              0.00
  From net realized gain                                         0.00             (0.08)              0.00              0.00
                                                       ----------------   ---------------    ---------------   ---------------
Total distributions                                              0.00             (0.08)              0.00              0.00
                                                       ----------------   ---------------    ---------------   ---------------

Net asset value, end of period                                 $ 9.79           $ 10.89            $ 14.38           $ 13.05
                                                       ================   ===============    ===============   ===============

Total Return                                                   (10.10)%(b)      (23.83)%           10.19%            30.50% (b)

Ratios and Supplemental Data
Net assets, end of period (000)                               $ 3,230            $3,524           $3,602            $1,495
Ratio of expenses to average net assets                          1.75% (a)         1.75%            1.75%             1.75% (a)
Ratio of expenses to average net assets
   before waiver & reimbursement                                 5.56% (a)         4.81%            6.20%            13.89% (a)
Ratio of net investment income to
   average net assets                                          (1.57)% (a)       (1.52)%          (1.37)%           (0.80)% (a)
Ratio of net investment income to
   average net assets before waiver & reimbursement            (5.39)% (a)        4.58)%          (5.81)%          (12.94)% (a)
Portfolio turnover rate                                          8.15%            24.24%           21.86%            53.45% (a)

(a)  Annualized.
(b)  For periods of less than a full year, total return is not annualized.
(c)  For the period December 1, 2001 to May 31, 2002.
(d)  For the period December 30, 1998 (Commencement of Operations) to November 30, 1999.

See accompanying notes which are an integral part of these financial statements.

                                                        TANAKA Growth Fund
                                                   Notes to Financial Statements
                                                      May 31, 2002 (Unaudited)

NOTE 1. ORGANIZATION

TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide growth of capital. The Board of Directors (the "Board") has authorized that shares of the Fund may be offered in three classes: Class A, Class B and Class R. Each class is subject to different expenses and a different sales charge structure.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation- In valuing the Fund's assets, ___ portfolio securities, including American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"), which are traded on the New York Stock Exchange (the "Exchange"), will be valued at the last sale price prior to the close of regular trading on the Exchange, unless there are indications of substantially different valuations. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and ADSs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board as the primary market. Securities will be valued using quotations on the Exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

Unlisted securities which are quoted on the National Market System of the National Association of Securities Dealers, Inc. (the "NASD"), for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board.

The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if there was no sale on a given day and the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

                                                      TANAKA Growth Fund
                                                Notes to Financial Statements
                                            May 31, 2002 (Unaudited) - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Notwithstanding the foregoing, money market investments with a remaining maturity of less than 60 days shall be valued by the amortized cost method described below; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange.

The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be the fair value thereof as determined in accordance with procedures established by the Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner, which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities, with 60 days or less to maturity, are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held, on the 60th day prior to maturity, based on the value determined on the 61st day prior to maturity.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial ___ reporting tax differences ___ relating to shareholder distributions be reclassified to paid in capital and realized gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Tanaka Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor are directors and shareholders of the Fund.




                                                     TANAKA Growth Fund
                                                Notes to Financial Statements
                                            May 31, 2002 (Unaudited) - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended May 31, 2002, the Advisor received a fee of $24,664 from the Fund. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for the expenses it incurs, but only to the extent necessary to maintain total annual operating expenses at 2.50% of the average daily net assets of the Class B shares, and 1.75% of the average daily net assets of the Class A and Class R shares through March 31, 2003.

For the six months ended May 31, 2002, the Advisor reimbursed expenses of $95,429. The Fund has agreed that any operating expenses of the Fund reimbursed by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the fiscal year ending November 30, 2003 if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.50% of the average daily net assets of the Class B shares and 1.75%, respectively, of the average daily net assets of the Class A and the Class R shares (or any lower expense limitation or limitations to which the Advisor may agree).

The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized. For the six months ended May 31, 2002 there were $10,250 in 12b-1 expenses paid by the Fund.

The Fund retains Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the six months ended May 31, 2002 Unified received fees of $15,002 from the Fund for administrative services provided to the Fund. A Director and officer of the Company may be deemed to be an affiliate of Unified Financial Securities, Inc.

The Fund retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.30 per shareholder (subject to a minimum monthly fee of $1,250 per class of shares). For the six months ended May 31, 2002, Unified received fees of $25,090 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $100 million, and 0.040% of the Fund's assets from $100 million to $300 million, and 0.030% of the Fund's assets over $300 million (subject to minimum fees of $2,250 per month). For the six months ended May 31, 2002, Unified received fees of $13,501 from the Fund for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc., a wholly owned subsidiary of Unified Financial Services, Inc., to act as the principal distributor of its shares. There were no payments made to the distributor during the six months ended May 31, 2002. An officer of the Company may be deemed to be an affiliate of Unified Financial Securities, Inc.

                                                      TANAKA Growth Fund
                                                Notes to Financial Statements
                                            May 31, 2002 (Unaudited) - continued

NOTE 4. INVESTMENTS

For the six months ended May 31, 2002, purchases and sales of investment securities, other than short-term investments, aggregated $618,827 and $388,424, respectively. As of May 31, 2002, the gross unrealized appreciation for all securities totaled $487,131 and the gross unrealized depreciation for all securities totaled $2,263,075 for a net unrealized depreciation of $1,775,944. The aggregate cost of securities for federal income tax purposes at May 31, 2002 was $6,326,883.

NOTE 5. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund. Paid in Capital at May 31, 2002 was $6,593,820.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2002, Parker Hunter, Inc. owned in aggregate 27.4% of the Fund's Class A shares and 8.2% of the Fund's Class B shares in an omnibus account for the benefit of others.